UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS (State or other jurisdiction of incorporation)	000-19319 (Commission File Number)	04-3039129 (IRS Employer Identification No.)

50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)
(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On May 17, 2018, at our 2018 annual meeting of shareholders, our shareholders approved an amendment and restatement of our 2013 Stock and Option Plan that, among other things, increases the number of shares of common stock authorized for issuance under this plan by 8.0 million shares.

Item 5.07. Submission of Matters to a Vote of Security Holders.
Our annual meeting of shareholders was held on May 17, 2018. The final voting results were as follows:

1.
Our shareholders elected Sangeeta B. Bhatia, Jeffrey M. Leiden, and Bruce I. Sachs to serve on our board of directors until the annual meeting of shareholders to be held in 2019 based upon the following votes:

	For	Against	Abstain	Non-Votes
Sangeeta N. Bhatia	215,937,846	2,272,562	113,427	7,972,172
Jeffrey M. Leiden	211,259,092	6,605,914	458,829	7,972,172
Bruce I. Sachs	211,217,288	6,966,664	139,883	7,972,172

2.	Our shareholders approved amendments to our charter and by-laws to eliminate supermajority provisions based upon the following votes:

For	Against	Abstain	Non-Votes
218,125,545	96,451	101,839	7,972,172

3.
Our shareholders approved the amendment and restatement of our 2013 Stock and Option Plan to, among other things, increase the number of shares available under the plan by 8.0 million shares based upon the following votes:

For	Against	Abstain	Non-Votes
195,924,133	22,276,406	123,296	7,972,172

4.	Our shareholders ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2018 shares based upon the following votes:

For	Against	Abstain	Non-Votes
220,346,739	5,825,692	123,576	0

5.	Our shareholders approved, on an advisory basis, the compensation program for our named executive officers based upon the following votes:

For	Against	Abstain	Non-Votes
208,814,671	8,997,011	512,153	7,972,172

6.	Our shareholders did not approve a shareholder proposal requesting a report on the risks to us of rising drug prices based upon the following votes:

For	Against	Abstain	Non-Votes
10,859,226	203,053,738	4,410,871	7,972,172

7.	Our shareholders did not approve a shareholder proposal requesting a report on our policies and activities with respect to lobbying based upon the following votes:

For	Against	Abstain	Non-Votes
65,209,418	148,290,967	4,823,450	7,972,172

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 18, 2018	/s/ Michael J. LaCascia
Michael J. LaCascia Senior Vice President, General Counsel and Corporate Secretary